Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Trista Hertz, Director of Investor Relations	Rick Fox, Media Relations Coordinator
(630) 218-7364	(630) 218-8000 x4896
hertz@inlandrealestate.com	rfox@inlandgroup.com

INLAND REAL ESTATE CORPORATION
ANNOUNCES FIRST QUARTER 2004 RESULTS

OAK BROOK, Ill. (May 7, 2004) – Inland Real Estate Corporation, a self-administered public real estate investment trust (“REIT”), today announced that net income for first quarter 2004, which ended March 31, 2004, was $11.9 million or $0.18 per share (basic and diluted), compared to net income of $9.9 million or $0.15 per share (basic and diluted) for the quarter ended March 31, 2003. Funds From Operations (“FFO”), a widely accepted measure of REIT performance, for the quarter ended March 31, 2004 was $20.3 million or $0.31 per share (basic and diluted), compared to FFO of $18.2 million or $0.28 per share for the prior comparable period, an increase of 11%. See below for a reconciliation of FFO and FFO per share to net income and net income per share.

The Company considers FFO to be a widely accepted and appropriate measure of performance for REITs that also provides a relevant basis for comparison among other REITs. As defined by the National Association of Real Estate Investment Trusts (“NAREIT”), FFO means net income computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest. The calculation of FFO may vary from entity to entity. Our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs. FFO does not represent cash flows from operations as defined by GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions, and should not be considered as an alternative to net income, as determined in accordance to GAAP, for the purpose of evaluating our operating performance. The chart below reflects our FFO for the periods presented, reconciled to net income for these periods:

	Three months ended March 31, 2004	Three months ended March 31, 2003

Net income	$11,885,511	9,874,542
Gain on sale of investment properties	(873,073)	-
Equity in depreciation of unconsolidated ventures	-	20,512
Amortization on in place lease intangibles	318,908	71,199
Amortization on leasing commissions	175,153	110,617
Depreciation, net of minority interest	8,767,994	8,144,791

Funds From Operations	$20,274,493	18,221,581

Net income per share, basic and diluted	$.18	.15

Funds From Operations per common share, basic and diluted	$.31	.28

Weighted average common shares outstanding, basic	65,849,672	64,658,652

Weighted average common shares outstanding, diluted	65,852,946	64,664,106

NYSE Listing
The Company is in the process of completing its application to list its shares on the New York Stock Exchange and anticipates that trading will begin on June 9, 2004.

Acquisitions
In the first three months of 2004, the Company acquired two retail centers: Hastings Marketplace in Hastings, Minnesota and a Cub Food Store in Arden Hills, Minnesota. These centers comprise approximately 166,000 square feet and were acquired for all cash, for an aggregate of $23 million.

Dispositions
In the first three months of 2004, the Company sold one retail center, comprising approximately 12,499 square feet, for approximately $3 million.  Proceeds from this disposition will be used to acquire new properties.

Leasing
As of March 31, 2004, the Company’s portfolio was 94.7% leased, as compared to 94.6% leased as of March 31, 2003 and 94.9% leased as of December 31, 2003.

Summary
Inland Real Estate Corporation is a self-administered public REIT that owns 138 neighborhood, community and single-tenant retail centers located in the Midwestern United States.

This press release may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe”, “expect”, “anticipate”, “intend”, “estimate”, “may”, “will”, “should” and “could.” There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the Company’s filing on Form 10-K for the year ended December 31, 2003.

INLAND REAL ESTATE CORPORATION
Financial Highlights

	Three months ended March 31, 2004	Three months ended March 31, 2003
Income:
Rental income	$33,461,451	30,280,090
Additional rental income	14,518,903	12,374,115
Lease termination income	-	369,819
Interest income	152,626	126,898
Dividend income	257,849	273,548
Other income	417,698	113,876

	48,808,527	43,538,346
Expenses:
Professional services	215,596	81,442
General and administrative expenses	1,461,502	1,091,856
Bad debt expense	1,053,172	686,784
Property operating expenses	15,267,464	14,187,349
Interest expense	10,636,377	9,617,209
Depreciation	8,949,508	7,991,161
Amortization	525,380	229,413
Acquisition cost expenses	35,561	16,383

	38,144,560	33,901,597

Income from operations	10,663,967	9,636,749
Minority interest	(216,358)	(180,304)
Loss from operations of unconsolidated ventures	-	(100,298)

Income before discontinued operations	10,447,609	9,356,147

Income from discontinued operations (including gain on sale of investment property of $873,073 for the three months ended March 31, 2004)	1,437,902	518,395

Net income	11,885,511	9,874,542

Other comprehensive income:
Unrealized gain (loss) on investment securities, net of amounts realized of $289,658 and $2,299, for the three months ended March 31, 2004 and 2003, respectively	36,850	(444,449)

Comprehensive income	$11,922,361	9,430,093

Income before discontinued operations per common share, basic and diluted	$.16	.14

Income from discontinued operations per common share, basic and diluted	$.02	.01

Net income per common share, basic and diluted	$.18	.15

Weighted average common shares outstanding, basic	65,849,672	64,658,652

Weighted average common shares outstanding, diluted	65,852,946	64,664,106

INLAND REAL ESTATE CORPORATION
Financial Highlights

	March 31, 2004 (unaudited)	December 31, 2003

Investment properties:
Land	$349,689,424	346,088,070
Construction in progress	1,615,940	-
Building and improvements	931,072,688	920,542,755

	1,282,378,052	1,266,630,825
Less accumulated depreciation	154,111,920	147,341,377

Net investment properties	1,128,266,132	1,119,289,448

Cash and cash equivalents	36,831,836	58,388,077
Investment in securities (net of an unrealized gain of $1,538,615 and $1,501,765 at March 31, 2004 and December 31, 2003, respectively)	12,400,201	12,040,689
Assets held for sale (net of accumulated depreciation of $4,953,170 and $2,835,477 at March 31, 2004 and December 31, 2003, respectively)	26,926,021	14,443,761
Restricted cash	9,089,100	13,329,091
Accounts and rents receivable (net of provision for doubtful accounts of $3,727,024 and $2,966,275 at March 31, 2004 and December 31, 2003, respectively)	33,697,540	30,020,794
Investment in and advances to joint venture	-	8,392,406
Deposits and other assets	9,551,638	1,941,614
Acquired above market lease intangibles (net of accumulated amortization of $1,134,907 and $933,811 at March 31, 2004 and December 31, 2003, respectively)	5,588,980	5,772,521
Acquired in-place lease intangibles (net of accumulated amortization of $1,059,704 and $740,796 at March 31, 2004 and December 31, 2003, respectively)	12,440,241	10,414,375
Leasing fees (net of accumulated amortization of $1,541,345 and $1,368,464 at March 31, 2004 and December 31, 2003, respectively)	1,965,855	1,990,576
Loan fees (net of accumulated amortization of $5,553,393 and $5,096,350 at March 31, 2004 and December 31, 2003, respectively)	4,223,727	4,632,258

Total assets	$1,280,981,271	1,280,655,610

INLAND REAL ESTATE CORPORATION
Financial Highlights

	March 31, 2004 (unaudited)	December 31, 2003
Liabilities:
Accounts payable and accrued expenses	$1,992,157	1,994,427
Acquired below market lease intangibles (net of accumulated amortization of $1,811,359 and $1,459,136 at March 31, 2004 and December 31, 2003, respectively)	7,802,604	8,154,827
Accrued interest	1,922,451	1,809,480
Accrued real estate taxes	25,881,738	25,492,747
Distributions payable	5,417,604	5,406,012
Security and other deposits	2,493,566	2,485,207
Mortgages payable	608,683,093	615,511,713
Line of credit	135,000,000	135,000,000
Prepaid rents and unearned income	3,837,668	3,151,431
Liabilities associated with assets held for sale	13,687,403	7,741,868
Other liabilities	2,265,490	2,440,372

Total liabilities	808,983,774	809,188,084

Minority interest	20,714,779	20,973,496

Redeemable common stock relating to Put Agreement (3,932,584 Shares)	35,000,000	35,000,000

Stockholders' Equity:
Preferred stock, $.01 par value, 6,000,000 Shares authorized; none issued and outstanding at March 31, 2004 and December 31, 2003	-	-
Common stock, $.01 par value, 100,000,000 Shares authorized; 62,055,975 and 61,660,061 Shares issued and outstanding at March 31, 2004 and December 31, 2003, respectively	620,560	616,600
Additional paid-in capital (net of offering costs of $58,816,092 and redeemable common stock relating to Put Agreement of $35,000,000)	596,410,068	592,169,119
Deferred stock compensation	(36,000)	(48,000)
Accumulated distributions in excess of net income	(182,250,525)	(178,745,454)
Accumulated other comprehensive income	1,538,615	1,501,765

Total stockholders' equity	416,282,718	415,494,030

Commitments and contingencies

Total liabilities and stockholders' equity	$1,280,981,271	1,280,655,610